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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934, as amended


       Date of Report (Date of earliest event reported): October 24, 1996


                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
       to be dated as of November 1, 1996, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 1996-C1)


                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                 33-94448                23-2811925
------------------------        -----------         ----------------------
(State or Other Jurisdiction    (Commission         (I.R.S. Employer
of Incorporation)               File Number)        Identification Number)


650 Dresher Road
Horsham, Pennsylvania                                      19044
---------------------------                             ------------
(Address of Principal                                    (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (215) 682-3480

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                                      -2-


Item 5.         Other Events.


        On or about November 6, 1996, the Registrant will cause the issuance and sale of GMAC Commercial Mortgage Securities, Inc., Series 1996-C1 Commercial Mortgage Pass-Through Certificates, Class X-1, Class X-2, Class A-1, Class A-2A, Class A-2B, Class B, Class C, Class D and Class E Certificates (collectively, the "Registered Certificates") and Class F, Class G, Class H, Class R-I, Class, R-II and Class R-III Certificates pursuant to a Pooling and Servicing Agreement, to be dated as of November 1, 1996, among the Registrant, GMAC Commercial Mortgage Corporation as servicer and State Bank and Trust Company as trustee.

Structural Term Sheets and Collateral Term Sheets

        In connection with the expected sale of the Registered Certificates, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (together, the "Underwriters") have advised the Registrant that they have furnished to prospective investors certain collateral information with respect to the mortgage loans underlying the proposed offering of the Registered Certificates (collectively, the "Collateral Term Sheets"), which Collateral Term Sheets are being filed as exhibits to this report.

        In addition, the Underwriters have advised the Registrant that they have furnished to certain prospective investors certain information, which includes, a description of the securities to be offered, the name of the issuer, the size of the offering, the number of classes, seniority and order of payment (the "Structural Term Sheets; the Collateral Term Sheets and the Structural Term Sheets, collectively, the "Term Sheets").

        The actual characteristics and performance of the mortgage loans underlying the Registered Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Registered Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the mortgage loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Registered Certificates.

        The Term Sheets have been provided by the Underwriters. The information in the Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Registered Certificates and by any other information subsequently filed with the Securities and Exchange Commission. The Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.



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                                      -3-

Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits

        (a)     Financial Statements.

                Not applicable.

        (b)     Pro Forma Financial Information.

                Not applicable.

        (c)     Exhibits


                                    Item 601(a) of
                                    Regulation S-K
                Exhibit No.         Exhibit No.            Description
                -----------         --------------         -----------
                    1                    99                Structural Term
                                                           Sheets and Collateral
                                                           Term Sheets






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        GMAC COMMERCIAL MORTGAGE
                                        SECURITIES, INC.



                                        By:  /s/ Elisa George
                                             ----------------------------------
                                             Elisa George
                                             Vice President


Dated:  October 28, 1996
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                                EXHIBIT INDEX


                  Item 601(a) of                                   Sequentially
                  Regulation S-K                                   Numbered
Exhibit Number    Exhibit No.         Description                  Page
--------------    --------------      -----------                  -------------
      1                99.1           Structural Term Sheets and
                                      Collateral Term Sheets              1



